Preferred shares issued by a subsidiary company	12 Months Ended
Dec. 31, 2011
Preferred shares issued by a subsidiary company
Preferred shares issued by a subsidiary company

17. Preferred shares issued by a subsidiary company

        In 2007, a subsidiary acquired in our acquisition of the Partnership issued 5.0 million 4.85% Cumulative Redeemable Preferred Shares, Series 1 (the Series 1 Shares) priced at Cdn$25.00 per share. Cumulative dividends are payable on a quarterly basis at the annual rate of Cdn$1.2125 per share. On or after June 30, 2012, the Series 1 Shares are redeemable by the subsidiary company at Cdn$26.00 per share, declining by Cdn$0.25 each year to Cdn$25.00 per share on or after June 30, 2016, plus, in each case, an amount equal to all accrued and unpaid dividends thereon.

        In 2009, a subsidiary company acquired in our acquisition of the Partnership issued 4.0 million 7.0% Cumulative Rate Reset Preferred Shares, Series 2 (the Series 2 Shares) priced at Cdn$25.00 per share. The Series 2 Shares pay fixed cumulative dividends of Cdn$1.75 per share per annum, as and when declared, for the initial five-year period ending December 31, 2014. The dividend rate will reset on December 31, 2014 and every five years thereafter at a rate equal to the sum of the then five-year Government of Canada bond yield and 4.18%. On December 31, 2014 and on December 31 every five years thereafter, the Series 2 Shares are redeemable by the subsidiary company at Cdn$25.00 per share, plus an amount equal to all declared and unpaid dividends thereon to, but excluding the date fixed for redemption. The holders of the Series 2 Shares will have the right to convert their shares into Cumulative Floating Rate Preferred Shares, Series 3 (the Series 3 Shares) of the subsidiary, subject to certain conditions, on December 31, 2014 and on December 31 of every fifth year thereafter. The holders of Series 3 Shares will be entitled to receive quarterly floating rate cumulative dividends, as and when declared by the board of directors of the subsidiary, at a rate equal to the sum of the then 90-day Government of Canada Treasury bill rate and 4.18%.

        The Series 1 Shares, the Series 2 Shares and the Series 3 Shares are fully and unconditionally guaranteed by us and by the Partnership on a subordinated basis as to: (i) the payment of dividends, as and when declared; (ii) the payment of amounts due on a redemption for cash; and (iii) the payment of amounts due on the liquidation, dissolution or winding up of the subsidiary company. If, and for so long as, the declaration or payment of dividends on the Series 1 Shares, the Series 2 Shares or the Series 3 Shares is in arrears, the Partnership will not make any distributions on its limited partnership units and we will not pay any dividends on our common shares.

        The subsidiary company paid aggregate dividends of Cdn$3.3 million (U.S. $3.2 million) on the Series 1 Shares and the Series 2 Shares in 2011.